UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 21, 2025

APHOENITY INTERNATIONAL HOLDINGS INC

(Exact name of registrant as specified in its charter)

Wyoming	000-55930	98-1872097
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35/F, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

(Address of principal executive offices)

(Registrant’s Telephone Number) +852 2824 8560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	LDSN	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

As of the date of this Form 8-K, the following corporate actions and corporate changes have been duly adopted and completed by the Company, pursuant to the Company’s shareholder(s) resolution and board resolution that have been duly passed and adopted by the Company:

1.	Change of the Company’s Domicile from Delaware to Wyoming:

As of July 21, 2025, the Registrant has completed the change of its domicile from the State of Delaware to the State of Wyoming pursuant to applicable provisions of the Delaware General Corporation Law and the Wyoming Business Corporation Act (including W.S. § 17-16-1801 et seq.) by statutory conversion/domestication, with the Wyoming entity as the surviving and continuing corporation. The Company’s corporate existence is deemed to have commenced on the date it commenced its existence in Delaware, and all assets, rights, privileges, powers, liabilities, obligations, and outstanding securities continue without interruption or impairment.

2.	Change of the Company’s Name:

Effective as from October 1, 2025, the Company’s name has been changed from “Luduson G Inc.” into “Aphoenity International Holdings Inc.”.

3.	1,000-for-1 Reverse Stock Split:

Effective as from November 18, 2025, the Company has completed a reverse stock split of its common stocks (and preferred stock(s), if any) issued and outstanding at a ratio of one (1) new share for every one thousand (1,000) old shares then-held by each shareholders. Any fractional shares that would otherwise result shall be rounded up to the nearest higher whole share (e.g., a stockholder holding 1,300 pre-split shares receives two (2) whole post-split shares). The par value of the Company’s ordinary shares remains to be USD 0.0001 per share.

4.	Change of the Company’s EIN Number:

Effective as from November 18, 2025, the Company’s IRS EIN number has been changed into 98-1872097.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aphoenity International Holdings Inc.
Dated: March 3, 2026

	By:	/s/ Chun Fong SIM
Chun Fong SIM
Chief Executive Officer

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